UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Loomis Sayles Small Cap Value Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 25.17%, relative to a 22.39% return for the Russell 2000® Value Index, the Fund’s benchmark index.
The healthy stock market advance during the fourth quarter of 2019 completed a dynamic year of strong investment returns across nearly all investment styles and strategies. It is worth noting the year began after a 20% decline in the final quarter of 2018, setting the stage for significant expansion in market valuations during 2019. The market rallied despite a modest deceleration in U.S. economic growth and virtually flat corporate earnings versus the prior year. Improved sentiment on trade issues, renewed monetary stimulus from the Federal Reserve, and a potential bottoming in leading economic indicators helped fuel the significant market gains. Leadership during the first eight months resided with more defensive companies and sectors, as large caps outperformed small caps, more profitable and better balance sheet companies outperformed non-earners and highly levered businesses, and low volatility characteristics outpaced momentum. Market leadership then changed fairly abruptly during the latter portion of the year with cyclical stocks leading, defensives lagging, and small caps narrowly outperforming large cap stocks. During the final quarter, small cap growth stocks modestly outpaced small cap value during the period, as sectors heavily represented in the growth indices such as health care and information technology performed extremely well, while more traditional value sectors such as energy, utilities and real estate investment trusts (“REIT”) underperformed. The buoyant stock market conditions resulted in the S&P 500® Index finishing the year at an all-time high, while small cap stocks ended just below their 2018 peak. Small cap growth stocks, with the aid of a strong fourth quarter outperformed small cap value stocks for the year, resulting in growth stocks outperforming value stocks for four of the last five calendar years.
The Fund outperformed the Russell 2000 Value Index during the year due to a combination of positive sector allocation and stock selection effects. The market environment during the first eight months matched well with our positioning entering the year as the Fund favored larger companies with higher visibility business models, stronger balance sheets, and fewer deep cyclical holdings. Our Fund characteristics, combined with strong stock selection through the first portion of the year resulted in significant absolute returns and favorable performance relative to the Russell 2000 Value benchmark. In the fourth quarter, cyclical stocks performed much better than defensives as the smallest stocks did quite well and “non-earners” rallied sharply after underperforming during the first nine months of the year. As a result, the defensive tailwind we had enjoyed over the first three quarters turned into a modest headwind in addition to receiving some mildly disappointing data points on certain Fund holdings. The net result for the year was a strong relative return to the benchmark. In terms of sectors and security selection, returns were aided by favorable weighting in the energy and information technology sectors in addition to good stock selection in the communication services, industrials and consumer discretionary sectors. Offsetting these positive attributes, was unfavorable weighting in the real estate sector and weak stock selection in the information technology and materials sectors.
The Fund’s top contributors to performance were Marriott Vacations Worldwide, Churchill Downs and Cannae Holdings. Marriott Vacations offers ownership and rental of vacation properties (time-share business) and began the year with a depressed price due to confusion over the strength of the underlying vacation ownership business upon the closing of their Interval Leisure acquisition late in 2018. As this year progressed, the company raised expectations for deal synergies and management was able to demonstrate a robust outlook, despite some minor setbacks associated with Hurricane Dorian. Churchill Downs performed well due to its multiple avenues of growth, including several casino acquisitions, continued expansion of the Kentucky Derby facilities, the development of new strategies such as Derby City Gaming, and growth in online wagering. Cannae is a holding company with investments in several different companies and industries. Cannae's two largest positions, Ceridian HCM Holding and Dun & Bradstreet, both reported superior results in the third quarter which led to a significant revision higher in the value of these two investments. Cannae's stock responded accordingly.
The largest detractors from performance were Qurate Retail, Supernus Pharmaceuticals and KLX Energy Services Holdings. Qurate operates the market-leading home shopping channel QVC and other digital and e-commerce properties. The company reported modestly weaker than expected sales and margins during the year, adding to prevailing concerns over retail and the secular growth challenges in video shopping. Supernus is a pharmaceutical company focused on developing and commercializing products for the treatment of central nervous system diseases. Current revenue is somewhat concentrated in two products, of which one is approaching patent expiration in 2023. Hence, investors are highly focused on the new drug development pipeline, and the company announced a disappointing clinical trial result for one specific product during the fourth quarter of 2019. KLX Energy is an oil field services company and the share price declined throughout the year along with its peers as demand for services declined due to lower oil prices and drilling companies discipline to operate within their budgets later in the year.
Over the course of the quarter, we made a number of adjustments within the strategy to both add new stocks and increase existing positions with attractive investment potential. We also eliminated or reduced certain positions where valuation exceeded our target levels or fundamental trends no longer supported our investment thesis. New positions included: Arcosa Inc., which operates in the specialty aggregates, rail components and inland barge construction businesses; IAA Inc. operates a multichannel marketplace/auction for total loss and damaged vehicles; Essential Properties Realty Trust is a REIT that manages properties for service-oriented businesses; ASGN Inc. is an information technology/professional services staffing company and Americold Realty Trust, which is a REIT that operates temperature controlled warehouses. Positions eliminated included: Cambrex is a pharmaceutical firm that was acquired by private equity investors; JB SMITH Properties is a REIT in the Washington D.C. area; CommVault Systems provides “mission critical” software applications to protect enterprise data; Residio Technologies provides thermostats and security solutions; and Genesee & Wyoming owns and operates short-line railroads and was acquired.
While we do not make major adjustments to the Fund based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we do adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the twelve-month period ending December 31, 2019 were modest and reflected both our security repositioning as well as market impacts. As a result, our weights in the information technology and financials sectors were reduced and our weights to the industrials and consumer discretionary sectors increased.
As always, our investment strategy will remain focused on small cap companies where the stock price and valuation do not reflect our assessment of the underlying value of the corporate enterprise. The Fund consists of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. We seek trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to our process is the identification of unique, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	25.17%	N/A	7.02%
Investor Class	24.67%	6.85%	10.74%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2019 (unaudited)
Sector	Percentage of Fund Investments
Financial	29.24%
Consumer, Non-cyclical	18.93
Industrial	15.47
Consumer, Cyclical	12.57
Technology	5.91
Communications	4.43
Energy	3.88
Utilities	3.35
Basic Materials	2.85
Short Term Investments	3.37
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$1,054.80	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.76
Investor Class
Actual	$1,000.00	$1,053.60	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.92	$5.61
* Expenses are equal to the Fund's annualized expense ratio of 0.73% for the Institutional Class shares and 1.09% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.88%
63,267	AdvanSix Inc(a)	$ 1,262,809
22,100	Ashland Global Holdings Inc	1,691,313
45,434	Cabot Corp	2,159,024
16,281	Ingevity Corp(a)	1,422,634
26,065	WR Grace & Co	1,820,640
		8,356,420
Communications — 4.49%
53,777	GCI Liberty Inc Class A(a)	3,810,100
133,791	Gray Television Inc(a)	2,868,479
31,603	John Wiley & Sons Inc Class A	1,533,378
69,201	Liberty Latin America Ltd Class C(a)	1,346,652
18,668	LogMeIn Inc	1,600,594
122,268	Viavi Solutions Inc(a)	1,834,020
		12,993,223
Consumer, Cyclical — 12.74%
32,586	Brunswick Corp	1,954,508
89,609	Cannae Holdings Inc(a)	3,332,559
24,336	Churchill Downs Inc	3,338,899
61,809	Cooper Tire & Rubber Co	1,777,009
47,672	Core-Mark Holding Co Inc	1,296,202
8,570	Cracker Barrel Old Country Store Inc(b)	1,317,552
118,889	Dana Inc	2,163,780
81,235	Designer Brands Inc Class A	1,278,639
18,183	Fox Factory Holding Corp(a)	1,264,991
61,111	IAA Inc(a)	2,875,884
61,111	KAR Auction Services Inc	1,331,609
62,495	Kimball International Inc Class B	1,291,772
14,834	LCI Industries	1,589,166
45,866	Liberty Media Corp-Liberty Braves(a)	1,354,881
29,276	Marriott Vacations Worldwide Corp	3,769,578
59,058	Methode Electronics Inc	2,323,932
17,277	Miller Industries Inc	641,495
74,145	OneSpaWorld Holdings Ltd(a)(b)	1,248,602
102,400	Qurate Retail Inc Series A(a)	863,232
67,932	Urban Outfitters Inc(a)	1,886,471
		36,900,761
Consumer, Non-Cyclical — 19.19%
34,523	Aaron's Inc	1,971,608
39,022	AMN Healthcare Services Inc(a)	2,431,461
36,802	ASGN Inc(a)	2,611,838
46,288	Avanos Medical Inc(a)	1,559,906
50,320	Catalent Inc(a)	2,833,016
97,098	Clarivate Analytics PLC(a)(b)	1,631,246
148,248	Cott Corp	2,028,033
86,138	Darling Ingredients Inc(a)	2,418,755
31,298	Emergent BioSolutions Inc(a)	1,688,527
19,182	Euronet Worldwide Inc(a)	3,022,316
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
139,849	Harsco Corp(a)	$ 3,217,925
12,111	Helen of Troy Ltd(a)	2,177,437
39,667	Herc Holdings Inc(a)	1,941,303
25,703	Insperity Inc	2,211,486
10,769	J&J Snack Foods Corp	1,984,404
48,715	Korn Ferry	2,065,516
152,585	Nomad Foods Ltd(a)	3,413,326
20,236	Post Holdings Inc(a)	2,207,748
26,860	Quidel Corp(a)	2,015,306
63,419	Supernus Pharmaceuticals Inc(a)	1,504,299
18,405	United Therapeutics Corp(a)	1,621,112
67,956	Varex Imaging Corp(a)	2,025,768
59,575	Viad Corp	4,021,313
14,090	WEX Inc(a)	2,951,291
		55,554,940
Energy — 3.94%
88,570	Apergy Corp(a)	2,991,895
23,119	Arch Coal Inc Class A	1,658,557
29,716	DMC Global Inc(b)	1,335,437
59,968	NextEra Energy Partners LP	3,157,315
91,482	Viper Energy Partners LP	2,255,946
		11,399,150
Financial — 29.64%
39,139	American Campus Communities Inc REIT	1,840,707
66,048	Americold Realty Trust REIT	2,315,643
62,549	Ameris Bancorp	2,660,834
68,151	BancorpSouth Bank	2,140,623
40,252	Bank OZK	1,227,887
56,817	Bryn Mawr Bank Corp	2,343,133
39,814	Carolina Financial Corp	1,721,159
57,020	Cathay General Bancorp	2,169,611
82,673	CenterState Bank Corp	2,065,172
63,049	CubeSmart REIT	1,984,782
102,434	CVB Financial Corp	2,210,526
26,429	CyrusOne Inc REIT	1,729,249
64,945	Employers Holdings Inc	2,711,454
108,164	Essential Properties Realty Trust Inc REIT	2,683,549
21,750	Federal Agricultural Mortgage Corp Class C	1,816,125
50,790	First American Financial Corp	2,962,073
91,035	First Financial Bancorp	2,315,930
125,822	Home BancShares Inc	2,473,660
30,354	IBERIABANK Corp	2,271,390
55,392	Meta Financial Group Inc	2,022,362
32,353	National Retail Properties Inc REIT	1,734,768
79,386	OceanFirst Financial Corp	2,027,518
72,834	Outfront Media Inc REIT	1,953,408
54,592	PacWest Bancorp	2,089,236
34,817	Pinnacle Financial Partners Inc	2,228,288
59,487	Popular Inc	3,494,861
47,606	ProAssurance Corp	1,720,481

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Financial — (continued)
39,465	Prosperity Bancshares Inc	$ 2,837,139
18,195	Reinsurance Group of America Inc	2,966,877
117,416	Retail Opportunity Investments Corp REIT	2,073,567
66,397	Rexford Industrial Realty Inc REIT	3,032,351
26,416	Ryman Hospitality Properties Inc REIT	2,289,211
16,122	Signature Bank	2,202,426
42,087	Stifel Financial Corp	2,552,577
60,360	TCF Financial Corp	2,824,848
77,040	Triumph Bancorp Inc(a)	2,929,061
45,027	Wintrust Financial Corp	3,192,414
		85,814,900
Industrial — 15.68%
38,026	Advanced Energy Industries Inc(a)	2,707,451
65,094	Aerojet Rocketdyne Holdings Inc(a)	2,972,192
23,529	Alamo Group Inc	2,954,066
58,216	Altra Industrial Motion Corp	2,108,001
16,247	American Woodmark Corp(a)	1,697,974
66,502	Arcosa Inc	2,962,664
23,192	Armstrong World Industries Inc	2,179,352
28,751	BWX Technologies Inc	1,784,862
33,913	Clean Harbors Inc(a)	2,908,040
59,897	Columbus McKinnon Corp	2,397,677
19,649	frontdoor Inc(a)	931,756
117,435	GrafTech International Ltd(b)	1,364,595
29,963	Haynes International Inc	1,072,076
13,912	John Bean Technologies Corp	1,567,326
24,183	Kadant Inc	2,547,437
50,016	Kimball Electronics Inc(a)	877,781
21,251	Kirby Corp(a)	1,902,602
18,870	Littelfuse Inc	3,609,831
82,257	MDU Resources Group Inc	2,443,856
7,968	Old Dominion Freight Line Inc	1,512,167
52,057	Raven Industries Inc	1,793,884
74,729	TTM Technologies Inc(a)	1,124,671
		45,420,261
Technology — 5.99%
50,204	ACI Worldwide Inc(a)	1,901,979
40,744	CSG Systems International Inc	2,109,724
91,323	Digi International Inc(a)	1,618,244
118,788	Donnelley Financial Solutions Inc(a)	1,243,710
82,802	Genpact Ltd	3,491,760
7,554	Mellanox Technologies Ltd(a)	885,178
82,940	Perspecta Inc	2,192,934
85,356	Tower Semiconductor Ltd(a)	2,053,665
33,208	Verint Systems Inc(a)	1,838,395
		17,335,589
Shares		Fair Value
Utilities — 3.40%
43,869	ALLETE Inc	$ 3,560,847
37,362	NorthWestern Corp	2,677,735
56,170	NRG Energy Inc	2,232,757
59,510	Vistra Energy Corp	1,368,135
		9,839,474
TOTAL COMMON STOCK — 97.95% (Cost $223,929,061)		$283,614,718
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 2.00%
$5,800,000	Federal Home Loan Bank 1.17%, 01/02/2020	5,799,815
Repurchase Agreements — 1.41%
970,060	Undivided interest of 1.47% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.(c)	970,060
204,047	Undivided interest of 14.11% in a repurchase agreement (principal amount/value $1,448,214 with a maturity value of $1,448,339) with BNP Paribas Securities Corp, 1.55%, dated 12/31/19 to be repurchased at $204,047 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 3.88%, 5/15/20 - 11/15/48, with a value of $1,477,178.(c)	204,047

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 970,060	Undivided interest of 2.88% in a repurchase agreement (principal amount/value $33,751,248 with a maturity value of $33,754,192) with RBC Capital Markets Corp, 1.57%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 6/30/21 - 12/1/49, with a value of $34,426,275.(c)	$ 970,060
970,060	Undivided interest of 3.60% in a repurchase agreement (principal amount/value $26,989,456 with a maturity value of $26,991,810) with Bank of Montreal, 1.57%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 5.00%, 4/20/49 - 12/1/49, with a value of $27,529,245.(c)	970,060
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 970,060	Undivided interest of 6.01% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc, 1.60%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.(c)	$ 970,060
		4,084,287
TOTAL SHORT TERM INVESTMENTS — 3.41% (Cost $9,884,102)		$ 9,884,102
TOTAL INVESTMENTS — 101.36% (Cost $233,813,163)		$293,498,820
OTHER ASSETS & LIABILITIES, NET — (1.36)%		$ (3,950,855)
TOTAL NET ASSETS — 100.00%		$289,547,965

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2019.
(c)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West Loomis Sayles Small Cap Value Fund
ASSETS:
Investments in securities, fair value (including $3,992,552 of securities on loan)(a)	$289,414,533
Repurchase agreements, fair value(b)	4,084,287
Cash	173,591
Dividends receivable	335,103
Subscriptions receivable	174,709
Total Assets	294,182,223
LIABILITIES:
Payable for director fees	2,807
Payable for investments purchased	17,304
Payable for other accrued fees	25,226
Payable for shareholder services fees	20,078
Payable to investment adviser	179,117
Payable upon return of securities loaned	4,084,287
Redemptions payable	305,439
Total Liabilities	4,634,258
NET ASSETS	$289,547,965
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,087,078
Paid-in capital in excess of par	224,280,676
Undistributed/accumulated earnings	62,180,211
NET ASSETS	$289,547,965
NET ASSETS BY CLASS
Investor Class	$65,827,137
Institutional Class	$223,720,828
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	2,331,890
Institutional Class	28,538,887
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$28.23
Institutional Class	$7.84
(a) Cost of investments	$229,728,876
(b) Cost of repurchase agreements	$4,084,287
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West Loomis Sayles Small Cap Value Fund
INVESTMENT INCOME:
Interest	$91,280
Income from securities lending	22,163
Dividends	4,003,770
Foreign withholding tax	(4,322)
Total Income	4,112,891
EXPENSES:
Management fees	2,017,581
Shareholder services fees – Investor Class	240,010
Audit and tax fees	28,643
Custodian fees	7,325
Director's fees	14,191
Legal fees	9,460
Pricing fees	144
Registration fees	28,598
Shareholder report fees	4,649
Transfer agent fees	7,951
Other fees	578
Total Expenses	2,359,130
Less amount waived by investment adviser	26,985
Net Expenses	2,332,145
NET INVESTMENT INCOME	1,780,746
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	8,869,077
Net Realized Gain	8,869,077
Net change in unrealized appreciation on investments	52,025,399
Net Change in Unrealized Appreciation	52,025,399
Net Realized and Unrealized Gain	60,894,476
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,675,222
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Loomis Sayles Small Cap Value Fund	2019	2018
OPERATIONS:
Net investment income	$1,780,746	$1,132,604
Net realized gain	8,869,077	13,128,609
Net change in unrealized appreciation (depreciation)	52,025,399	(64,923,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,675,222	(50,662,003)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(306,615)	(1,956,298)
Institutional Class	(5,108,443)	(17,835,409)
From Net Investment Income and Net Realized Gains	(5,415,058)	(19,791,707)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	7,890,413	20,988,216
Institutional Class	38,118,712	133,030,657
Shares issued in reinvestment of distributions
Investor Class	306,615	1,956,298
Institutional Class	5,108,443	17,835,409
Shares redeemed
Investor Class	(23,380,490)	(34,902,174)
Institutional Class	(54,386,089)	(32,963,775)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(26,342,396)	105,944,631
Total Increase in Net Assets	30,917,768	35,490,921
NET ASSETS:
Beginning of year	258,630,197	223,139,276
End of year	$289,547,965	$258,630,197
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	298,045	759,451
Institutional Class	5,139,516	15,820,739
Shares issued in reinvestment of distributions
Investor Class	10,881	82,171
Institutional Class	657,630	2,683,098
Shares redeemed
Investor Class	(884,123)	(1,267,752)
Institutional Class	(7,280,624)	(3,913,274)
Net Increase (Decrease)	(2,058,675)	14,164,433
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$22.75	0.09	5.52	5.61	(0.00) (d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-	(0.66)	(0.66)	$22.75	(16.20%)
12/31/2017	$27.25	0.06	2.55	2.61	(0.02)	(1.93)	(1.95)	$27.91	9.73%
12/31/2016	$22.27	0.10	5.64	5.74	(0.02)	(0.74)	(0.76)	$27.25	25.83%
12/31/2015	$24.47	0.15	(0.98)	(0.83)	(0.06)	(1.31)	(1.37)	$22.27	(3.46%)
Institutional Class
12/31/2019	$ 6.41	0.05	1.56	1.61	(0.05)	(0.13)	(0.18)	$ 7.84	25.17%
12/31/2018	$ 8.43	0.05	(1.37)	(1.32)	(0.04)	(0.66)	(0.70)	$ 6.41	(15.93%)
12/31/2017	$ 9.52	0.06	0.86	0.92	(0.08)	(1.93)	(2.01)	$ 8.43	10.15%
12/31/2016	$ 8.20	0.07	2.07	2.14	(0.08)	(0.74)	(0.82)	$ 9.52	26.31%
12/31/2015 (e)	$10.00	0.06	(0.67)	(0.61)	(0.09)	(1.10)	(1.19)	$ 8.20	(6.24%) (f)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2019	$ 65,827	1.13%	1.09%	0.35%	25%
12/31/2018	$ 66,129	1.12%	1.09%	0.18%	35%
12/31/2017	$ 93,025	1.15%	1.11%	0.22%	26%
12/31/2016	$103,456	1.15%	1.14%	0.42%	31%
12/31/2015	$ 91,533	1.11%	1.11%	0.59%	25%
Institutional Class
12/31/2019	$223,721	0.73%	0.73%	0.71%	25%
12/31/2018	$192,501	0.74%	0.74%	0.58%	35%
12/31/2017	$130,114	0.78%	0.75%	0.58%	26%
12/31/2016	$139,505	0.78%	0.77%	0.79%	31%
12/31/2015 (e)	$117,823	0.74% (h)	0.74% (h)	0.96% (h)	25%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Institutional Class inception date was May 1, 2015.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Loomis Sayles Small Cap Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2019

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 283,614,718	$ —	$ —	$ 283,614,718
Short Term Investments	—	9,884,102	—	9,884,102
Total Assets	$ 283,614,718	$ 9,884,102	$ 0	$ 293,498,820

Annual Report - December 31, 2019

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$1,414,843	$956,393
Long-term capital gain	4,000,215	18,835,314
	$5,415,058	$19,791,707
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	2,437,872
Capital loss carryforwards	—
Post-October losses	(123,715)
Net unrealized appreciation	59,866,054
Tax composition of capital	$62,180,211
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(123,715)

Annual Report - December 31, 2019

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$233,632,766
Gross unrealized appreciation on investments	69,785,764
Gross unrealized depreciation on investments	(9,919,710)
Net unrealized appreciation on investments	$59,866,054
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.71% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.74% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$80,220	$28,196	$26,985	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $68,203,922 and $98,264,239, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $0 and $30,693, respectively.

Annual Report - December 31, 2019

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the Fund had securities on loan valued at $3,992,552 and received collateral as reported on the Statement of Assets and Liabilities of $4,084,287 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2019, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Loomis Sayles Small Cap Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020